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                                                                   EXHIBIT 10.24

[CALLAWAY GOLF LOGO]

            Trust Agreement for the
            Callaway Golf Company
            Executive Deferred Compensation Plan

                              CALLAWAY GOLF COMPANY
                              2180 RUTHERFORD ROAD
                               CARLSBAD, CA 92008

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[CALLAWAY GOLF LOGO]

          Trust Agreement for the
          Callaway Golf Company Executive Deferred Compensation Plan

                                 TRUST AGREEMENT

                                TABLE OF CONTENTS

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ARTICLE                                                                                                PAGE
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
ARTICLE 1    Name, Intentions, Irrevocability, Deposit and Definitions................................   1

      1.1    Name.....................................................................................   1
      1.2    Intentions...............................................................................   1
      1.3    Irrevocability; Creditor Claims..........................................................   1
      1.4    Initial Deposit..........................................................................   2
      1.5    Additional Definitions...................................................................   2
      1.6    Grantor Trust............................................................................   3

ARTICLE 2    General Administration...................................................................   3

      2.1    Committee Directions and Administration Before Change in Control.........................   3
      2.2    Administration Upon Change in Control....................................................   4
      2.3    Contributions............................................................................   4
      2.4    Trust Fund...............................................................................   4
      2.5    Distribution of Excess Trust Fund to Employers...........................................   4

ARTICLE 3    Powers and Duties of Trustee.............................................................   5

      3.1    Investment Directions....................................................................   5
      3.2    Investment Upon Change In Control........................................................   5
      3.3    Management of Investments................................................................   5
      3.4    Duty of Care.............................................................................   7
      3.5    Securities...............................................................................   8
      3.6    Substitution.............................................................................   8
      3.7    Distributions............................................................................   8
      3.8    Trustee Responsibility Regarding Payments on Insolvency..................................  11
      3.9    Costs of Administration..................................................................  13
      3.10   Trustee Compensation and Expenses........................................................  13
      3.11   Professional Advice......................................................................  13
      3.12   Payment on Court Order...................................................................  13
      3.13   Protective Provisions....................................................................  14
      3.14   Indemnifications.........................................................................  14
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          Trust Agreement for the
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
ARTICLE 4    Insurance Contracts......................................................................  15

      4.1    Types of Contracts.......................................................................  15
      4.2    Ownership................................................................................  15
      4.3    Restrictions on Trustee's Rights.........................................................  15

ARTICLE 5    Trustee's Accounts.......................................................................  16

      5.1    Records..................................................................................  16
      5.2    Annual Accounting; Final Accounting......................................................  16
      5.3    Valuation................................................................................  16
      5.4    Delegation of Duties.....................................................................  17

ARTICLE 6    Resignation or Removal of Trustee........................................................  17

      6.1    Resignation; Removal.....................................................................  17
      6.2    Successor Trustee........................................................................  17
      6.3    Settlement of Accounts...................................................................  18

ARTICLE 7    Controversies, Legal Actions and Counsel.................................................  18

      7.1    Controversy..............................................................................  18
      7.2    Joinder of Parties.......................................................................  18

ARTICLE 8    Insurers.................................................................................  18

      8.1    Insurer Not a Party......................................................................  18
      8.2    Authority of Trustee.....................................................................  18
      8.3    Contract Ownership.......................................................................  19
      8.4    Limitation of Liability..................................................................  19
      8.5    Change of Trustee........................................................................  19

ARTICLE 9    Amendment and Termination................................................................  19

      9.1    Amendment................................................................................  19
      9.2    Final Termination........................................................................  20

ARTICLE 10   Miscellaneous............................................................................  20

      10.1   Directions Following Change in Control...................................................  20
      10.2   Taxes....................................................................................  20
      10.3   Third Persons............................................................................  21
      10.4   Nonassignability; Nonalienation..........................................................  21
      10.5   The Plan.................................................................................  21
      10.6   Applicable Law...........................................................................  21

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      Trust Agreement for the
      Callaway Golf Company Executive Deferred Compensation Plan

10.7   Notices and Directions...................................................................  21
10.8   Successors and Assigns...................................................................  21
10.9   Gender and Number........................................................................  21
10.10  Headings.................................................................................  22
10.11  Counterparts.............................................................................  22
10.12  Beneficial Interest......................................................................  22
10.13  The Trust and Plan.......................................................................  22
10.14  Effective Date...........................................................................  22

                                      iii
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[CALLAWAY GOLF LOGO]

            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

                                 TRUST AGREEMENT
                                     FOR THE
                              CALLAWAY GOLF COMPANY
                      EXECUTIVE DEFERRED COMPENSATION PLAN

            THIS TRUST AGREEMENT ("Trust Agreement") is made and entered into as of May 6, 2002, between Callaway Golf Company, Inc., a Delaware corporation (the "Company"), and U.S. Trust Company, N. A. (the "Trustee"), to evidence the trust (the "Trust") to be established, pursuant to the Callaway Golf Company Executive Deferred Compensation Plan (the "Plan") that requires the establishment of a trust, for the benefit of a select group of management, highly compensated employees and/or Directors who contribute materially to the continued growth, development and business success of the Company and those subsidiaries of the Company, if any, that participate in the Plan (collectively, "Subsidiaries," or singularly, "Subsidiary").

                                    ARTICLE 1
                        NAME, INTENTIONS, IRREVOCABILITY,
                             DEPOSIT AND DEFINITIONS

1.1 NAME. The name of the Trust created by this Agreement (the "Trust") shall be:

                       TRUST FOR THE CALLAWAY GOLF COMPANY
                      EXECUTIVE DEFERRED COMPENSATION PLAN

1.2 INTENTIONS. The Company wishes to establish the Trust and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's and the Subsidiaries' creditors in the event of their Insolvency (as defined below) until paid to Participants and their Beneficiaries in such manner and at such times as specified in the Plan or until the Trust is terminated as provided herein. It is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing supplemental compensation for a select group of management, highly compensated employees and/or Directors for purposes of Title I of ERISA (as defined below). In addition, it is the intention of the Company and the Subsidiaries to make contributions to the Trust to provide themselves with a source of funds to assist them in the meeting of their liabilities under the Plan.

1.3 IRREVOCABILITY; CREDITOR CLAIMS. The Trust hereby established shall be irrevocable. Except as otherwise provided in Sections 2.5 and 9.2, the principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and the Subsidiaries and shall be used exclusively for the uses and purposes of the Participants and their Beneficiaries and the general creditors of the Company and the Subsidiaries as herein set forth and as provided in the

                                       1
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            Trust Agreement for the
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      Plan. The Participants and their Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of the Participants and their Beneficiaries against the Company and the Subsidiaries. Any assets held by the Trust will be subject to the claims of the Company's and the Subsidiaries' general creditors under federal and state law in the event of Insolvency as provided in Section 3.8.

1.4 INITIAL DEPOSIT. The Company hereby deposits with the Trustee in trust $100, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

1.5 ADDITIONAL DEFINITIONS. In addition to the definitions set forth above, for purposes hereof, unless otherwise clearly apparent from the context, the following terms have the following indicated meanings:

      (a) "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with a Plan, that are entitled to receive benefits under a Plan upon the death of a Participant.

      (b)   "Board" shall mean the board of directors of the Company.

      (c) "Change in Control" shall having the meaning ascribed in the applicable Plan.

      (d) "Committee" shall mean the administrative committee appointed by the Board or its designees to administer this Trust.

      (e) "Director" shall mean any member of the board of directors of the Company or any Subsidiary.

      (f) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

      (g) "Insolvent" shall have the meaning set forth in Section 3.8(a) below.

      (h) "Insolvent Entity" shall have the meaning set forth in Section 3.8(a) below.

      (i)   "IRS" shall mean the Internal Revenue Service.

      (j) "Participant" shall mean a person who is a participant in the Plan in accordance with its terms and conditions.

      (k) "Payment Schedule" shall have the meaning set forth in Section 3.7(b) below.

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            Trust Agreement for the
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      (l)   "Plan" shall mean the Callaway Golf Company Executive Deferred
            Compensation Plan.

      (m) "Plan Year" shall mean the Plan Year chosen for this Trust Agreement by the Board.

      (n) "Trust Fund" shall mean the assets held by the Trustee pursuant to the terms of this Trust Agreement and for the purposes of the Plan.

1.6 GRANTOR TRUST. The Trust is intended to be a "grantor trust," of which the Company and the Subsidiaries are the grantors, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and the Trust shall be construed accordingly.

                                    ARTICLE 2
                             GENERAL ADMINISTRATION

2.1 COMMITTEE DIRECTIONS AND ADMINISTRATION BEFORE CHANGE IN CONTROL. Until a Change in Control has occurred, this Section 2.1 shall be effective and the Committee shall direct the Trustee as to the administration of the Trust in accordance with the following provisions:

      (a) The Committee members shall be identified to the Trustee by a written notice from the Company's Chief Executive Officer or Chief Financial Officer appointing the Committee. In the absence thereof, the Board shall be the Committee. Persons authorized to give directions to the Trustee on behalf of the Committee shall be identified to the Trustee by written notice from the Committee, and such notice shall contain specimens of the authorized signatures. The Trustee shall be entitled to rely on such written notice as evidence of the identity and authority of the persons appointed until a written cancellation of the appointment, or the written appointment of a successor, is received by the Trustee.

      (b) Directions by the Committee, or its delegate, to the Trustee shall be in writing and signed by the Committee or persons authorized by the Committee, or may be made by such other method as is acceptable to the Trustee.

      (c) The Trustee may conclusively rely upon directions from the Committee in taking any action with respect to this Trust Agreement, including the making of payments from the Trust Fund and the investment of the Trust Fund pursuant to this Trust Agreement. The Trustee shall have no liability for actions taken, or for failure to act, on the direction of the Committee. The Trustee shall have no liability for failure to act in the absence of directions from the Committee where the Committee's directions are required by this Trust Agreement.

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            Trust Agreement for the
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      (d)   The Trustee may request instructions from the Committee and shall have no duty to act or liability for failure to act if such instructions are not forthcoming from the Committee. If requested instructions are not received within a reasonable time, the Trustee may, but is under no duty to, act on its own discretion to carry out the provisions of this Trust Agreement in accordance with this Trust Agreement and the Plan.

2.2 ADMINISTRATION UPON CHANGE IN CONTROL. In the event of a Change in Control, the authority of the Committee to administer the Trust and direct the Trustee, as set forth in Section 2.1 above, shall cease, and the Trustee shall have complete authority to administer the Trust.

2.3 CONTRIBUTIONS. Except as provided in any Plan, the Company and the Subsidiaries, in their sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Participant or Beneficiary shall have any right to compel such additional deposits. The Trustee shall have no duty to collect or enforce payment to it of any contributions or to require that any contributions be made, and shall have no duty to compute any amount to be paid to it nor to determine whether amounts paid comply with the terms of the Plan; provided, however, that following a Change in Control, the Trustee shall have the right, in its sole and absolute discretion, to compel a contribution to the Trust from the Company and the Subsidiaries to make-up for any shortfall between (i) the anticipated benefit obligations and administrative expenses that are to be paid under the Plan and Trust and
      (ii) the assets of the Trust Fund.

2.4 TRUST FUND. The contributions received by the Trustee from the Company and the Subsidiaries shall be held and administered pursuant to the terms of this Trust Agreement as a single fund without distinction between income and principal and without liability for the payment of interest thereon except as expressly provided in this Trust Agreement. During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

2.5 DISTRIBUTION OF EXCESS TRUST FUND TO EMPLOYERS. Prior to a Change in Control, in the event that the Committee determines that the Trust Fund exceeds 125 percent of the anticipated benefit obligations and administrative expenses that are to be paid under the Plan, the Trustee, at the direction of the Committee shall distribute to the Company and the Subsidiaries such excess portion of the Trust Fund.

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

                                    ARTICLE 3
                          POWERS AND DUTIES OF TRUSTEE

3.1 INVESTMENT DIRECTIONS. Except as provided in this Section and Section 3.2 below, the Committee shall provide the Trustee with all investment instructions. The Trustee shall neither affect nor change investments of the Trust Fund, except as directed in writing by the Committee or as provided in Section 3.2 following a Change in Control, and shall have no right, duty or responsibility to recommend investments or investment changes; provided, that the Trustee may, pending the Committee's investment direction or pending disbursement of cash from the Trust, deposit cash on hand from time to time in any bank savings account, certificate of deposit, or other instrument creating a deposit liability for a bank, including the Trustee's own banking department, or those of its affiliates if the Trustee is a bank, without such prior direction.

3.2 INVESTMENT UPON CHANGE IN CONTROL. In the event of a Change in Control, the authority of the Committee to direct investments of the Trust Fund shall cease and the Trustee shall have complete authority to direct investments of the Trust Fund. The person who was the Chief Executive Officer of the Company immediately prior to the Change in Control or, if not available or willing to assume such responsibility, the Company's next highest ranking officer prior to the Change in Control (the "Ex-CEO") shall notify the Trustee in writing when a Change in Control has occurred. The Trustee has no duty to inquire whether a Change in Control has occurred and may rely on the Ex-CEO's notification of a Change in Control; provided, however, that if any officer, former officer, director, or former director of the Company or any Subsidiary, or any Participant notifies the Trustee that there has been or there may be a Change in Control, the Trustee shall have the duty to satisfy itself as to whether a Change in Control has in fact occurred. The Company and the Subsidiaries shall indemnify and hold harmless the Trustee for any damages or costs (including attorneys' fees) that may be incurred because of reliance on the former chief executive officer's notice or lack thereof.

3.3 MANAGEMENT OF INVESTMENTS. Subject to Section 3.1 above, the Trustee shall have, without exclusion, all powers conferred on the Trustee by applicable law, unless expressly provided otherwise herein, and all rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Participants or their Beneficiaries. The Trustee shall have full power and authority to invest and reinvest the Trust Fund in any investment permitted by law, exercising the judgment and care that persons of prudence, discretion and intelligence would exercise under the circumstances then prevailing, considering the probable income and safety of their capital, including, without limiting the generality of the foregoing, the power:

      (a) To invest and reinvest the Trust Fund, together with the income therefrom, in common stock, preferred stock, convertible preferred stock, mutual funds, bonds, debentures, convertible debentures and bonds, mortgages, notes, time certificates of deposit,

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

            commercial paper and other evidences of indebtedness (including those issued by the Trustee or any of its affiliates), other securities, policies of life insurance, annuity contracts, options to buy or sell securities or other assets, and other property of any kind (personal, real, or mixed, and tangible or intangible); provided, however, that in no event may the Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Company or the Subsidiaries, other than a de minimis amount held in common investment vehicles in which the Trustee invests;

      (b) To deposit or invest all or any part of the assets of the Trust Fund in savings accounts or certificates of deposit or other deposits which bear a reasonable interest rate in a bank, including the commercial department of the Trustee, if such bank is supervised by the United States or any State;

      (c) To hold, manage, improve, repair and control all property, real or personal, forming part of the Trust Fund and to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time in such manner, for such consideration, and upon such terms and conditions as the Trustee shall determine;

      (d) To have, respecting securities, all the rights, powers and privileges of an owner, including the power to give proxies, pay assessments and other sums deemed by the Trustee to be necessary for the protection of the Trust Fund, to vote any corporate stock either in person or by proxy, with or without power of substitution, for any purpose; to participate in voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers and liquidations, and in connection therewith to deposit securities with and transfer title to any protective or other committee under such terms as the Trustee may deem advisable; to exercise or sell stock subscriptions or conversion rights; and, regardless of any limitation elsewhere in this instrument relative to investment by the Trustee, to accept and retain as an investment any securities or other property received through the exercise of any of the foregoing powers;

      (e) To hold in cash, without liability for interest, such portion of the Trust Fund which, in its discretion, shall be reasonable under the circumstances, pending investments, or payment of expenses, or the distribution of benefits;

      (f) To employ such agents including custodians and counsel as may be reasonably necessary and to pay them reasonable compensation; to settle, compromise or abandon all claims and demands in favor of or against the Trust assets;

      (g) To cause title to property of the Trust to be issued, held or registered in the individual name of the Trustee, or in the name of its nominee(s) or agents, or in such form that title will pass by delivery;

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            Trust Agreement for the
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      (h)   To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the State whose laws are applicable to this Trust Agreement, as provided in Section 10.6 below, so that the powers conferred upon the Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;

      (i) To borrow money from any source (including the Trustee) and to execute promissory notes, mortgages or other obligations and to pledge or mortgage any Trust assets as security;

      (j) To institute, compromise and defend actions and proceedings; to pay or contest any claim; to settle a claim by or against the Trustee by compromise, arbitration, or otherwise; to release, in whole or in part, any claim belonging to the Trust to the extent that the claim is uncollectible;

      (k) To use securities depositories or custodians and to allow such securities as may be held by a depository or custodian to be registered in the name of such depository or its nominee or in the name of such custodian or its nominee;

      (l) To invest the Trust Fund from time to time in one or more investment funds, which funds shall be registered under the Investment Company Act of 1940; and

      (m) To do all other acts necessary or desirable for the proper administration of the Trust Fund, as if the Trustee were the absolute owner thereof.

            Nothing in this section shall be construed to mean the Trustee assumes any responsibility for the performance of any investment made by the Trustee in its capacity as trustee under the operations of this Trust Agreement; provided that the foregoing shall not relieve the Trustee from liability for breaching its duty of care in making an investment selection hereunder (other than at the direction of the Committee). Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code of 1986, as amended.

3.4 DUTY OF CARE. The Trustee shall perform its duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction given by the Committee prior to a Change in Control which is contemplated by, and in conformity with, the terms of the Plan or this Trust.

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3.5   SECURITIES. Voting or other rights in securities shall be exercised by the person or entity responsible for directing such investments, and the Trustee shall have no duty to exercise voting or proxy or other rights relating to any investment managed or directed by the Committee. If any foreign securities are purchased pursuant to the direction of the Committee, it shall be the responsibility of the person or entity responsible for directing such investments to advise the Trustee in writing of any laws or regulations, either foreign or domestic, that apply to such foreign securities or to the receipt of dividends or interest on such securities.

3.6 SUBSTITUTION. Notwithstanding any provision of any Plan or the Trust to the contrary, the Company and/or any Subsidiary shall at all times have the power to reacquire the Trust Fund by substituting readily marketable securities (other than stock, a debt obligation or other security issued by the Company or any Subsidiary) and/or cash of an equivalent value and such other property shall, following such substitution, constitute the Trust Fund. Notwithstanding the foregoing, after a Change in Control, the Trustee, the Company and/or any Subsidiary shall have no power to substitute readily marketable securities for the Trust Fund.

3.7   DISTRIBUTIONS.

      (a) The establishment of the Trust and the payment or delivery to the Trustee of money or other property shall not vest in any Participant or Beneficiary any right, title, or interest in and to any assets of the Trust. To the extent that any Participant or Beneficiary acquires the right to receive payments under any of the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company and the Subsidiaries and such Participant or Beneficiary shall have only the unsecured promise of the Company and the Subsidiaries that such payments shall be made.

      (b) Concurrent with the establishment of this Trust, the Company shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Participant (and his or her Beneficiaries), provides a formula or formulas or other instructions acceptable to the Trustee for determining the amounts so payable, specifies the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. The Payment Schedule shall be updated annually and upon a Change in Control and from time to time as is necessary thereafter. Except as otherwise provided herein, prior to a Change in Control, the Trustee shall make payments to the Participants and their Beneficiaries in accordance with such Payment Schedule. After a Change in Control, the Trustee shall make payments in accordance with the payment schedules provided by the Administrator (as defined in Section 3.7(i)). The Trustee, at the direction of the Committee or, after a Change in Control, on its own volition, may make any distribution required to be made by it hereunder by delivering:

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            (i)   Its check payable to the person to whom such distribution is to be made, to the person, or, if prior to a Change in Control, to the Company for redelivery to such person; provided that before a Change in Control, the Committee may direct the Trustee to deliver one or more lump sum checks payable to the Company, and the Company shall prepare and deliver individual checks for each Participant or Beneficiary; or

            (ii) Its check payable to an insurer for the benefit of such person, to the insurer, or, if prior to a Change in Control, to the Company for redelivery to the insurer; or

            (iii) Contracts held on the life of the Participant to whom or with respect to whom the distribution is being made, to the Participant or Beneficiary, or, if prior to a Change in Control, to the Company for redelivery to the person to whom such distribution is to be made; or

            (iv) If a distribution is being made, in whole or in part, of other assets, assignments or other appropriate documents or certificates necessary to effect a transfer of title, to the Participant or Beneficiary, or, if prior to a Change in Control, to the Company for redelivery to such person.

                  Notwithstanding the foregoing, if directed by the Committee and upon receipt of such documentation satisfactory to the Trustee, the Trustee shall pay all or part of a distribution to which a Participant or Beneficiary would otherwise be entitled under the terms of a Plan to the Company or Subsidiary in satisfaction of amounts validly owed by the Participant to the Company or Subsidiary for which the Company or Subsidiary previously requested but did not receive payment.

      (c) If the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Company and the Subsidiaries shall make the balance of each such payment as it falls due. The Trustee shall notify the Company and the Subsidiaries when principal and earnings are not sufficient. To the extent that the total Trust assets available to make benefit payments to Participants or Beneficiaries who are currently entitled to payment are less than the liability of the Plan, the Trustee shall make benefit payments proportionate to the ratio of assets available to pay benefits to the total values of the liabilities.

      (d) The Company and the Subsidiaries may make payment of benefits directly to Participants or their Beneficiaries as they become due under the terms of the Plan. The Company and the Subsidiaries shall notify the Trustee of their decisions to make payment of benefits directly prior to the time amounts are payable to Participants or their Beneficiaries.

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

      (e) Notwithstanding anything contained in this Trust Agreement to the contrary, if at any time the Trust is finally determined by the IRS not to be a "grantor trust" with the result that the income of the Trust Fund is not treated as income of the Company or the Subsidiaries pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended, or if a federal income tax is finally determined by the IRS to be payable by one or more Participants or Beneficiaries with respect to any interest in the Plan or the Trust Fund prior to payment of such interest to any such Participant or Beneficiary, the Trustee shall, upon direction by the Committee (or upon application to the Trustee by a Participant or Beneficiary after a Change in Control), distribute such share in a lump sum to each Participant or Beneficiary entitled thereto, regardless of whether such Participant's employment has terminated (provided such Participant has a vested interest in his or her accrued benefits under the Plan) and regardless of form and time of payments specified in or pursuant to the Plan. Any remaining assets (less any expenses or costs due under Sections 3.9 and 3.10 of this Trust Agreement) shall then be paid by the Trustee to the Company and the Subsidiaries in such amounts, and in the manner instructed by the Committee. If the value of the Trust Fund is less than the benefit obligations under the Plan, the foregoing described distributions will be limited to a Participant's share of the Trust Fund, determined by allocating assets to the Participant based on the ratio of the Participant's benefit obligations under the Plan to the total benefit obligations under the Plan. Prior to a Change in Control, the Trustee shall rely solely on the directions of the Committee with respect to the occurrence of the foregoing events and the resulting distributions to be made, and the Trustee shall not be responsible for any failure to act in the absence of such direction.

      (f) The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company and the Subsidiaries.

      (g) Prior to a Change in Control, payments by the Trustee shall be delivered or mailed to addresses supplied by the Committee and the Trustee's obligation to make such payments shall be satisfied upon such delivery or mailing. Prior to a Change in Control, the Trustee shall have no obligation to determine the identity of persons entitled to benefits or their mailing addresses. After a Change in Control, the Trustee shall have such obligations.

      (h) Prior to a Change in Control, the entitlement of a Participant or his or her Beneficiaries to benefits under the Plan shall be determined by the Company and the Subsidiaries or such party as they shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

      (i) Notwithstanding Section 3.7(h), upon and after the occurrence of a Change in Control, the Plan shall be administered by an independent third party (the "Administrator") selected by the Trustee and approved by the Ex-CEO. The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator;
            (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator or all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date of circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

3.8   TRUSTEE RESPONSIBILITY REGARDING PAYMENTS ON INSOLVENCY.

      (a) The Trustee shall cease payment of benefits to Participants and their Beneficiaries as provided in subsection (b) if the Company, or any Subsidiary, is Insolvent (the "Insolvent Entity"). The Insolvent Entity shall be considered "Insolvent" for purposes of this Trust Agreement if:

            (i) the Insolvent Entity is unable to pay its debts as they become due, or

            (ii) the Insolvent Entity is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

            For purposes of this Section 3.8, if an entity is determined to be Insolvent, each Subsidiary in which such entity has an equity interest shall also be deemed to be an Insolvent Entity. However, the insolvency of a Subsidiary will not cause a parent corporation to be deemed Insolvent.

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

      (b)   At all times during the continuance of this Trust, as provided in
            Section 1.3 above, the principal and income of the Trust shall be subject to claims of the general creditors of the Company and its Subsidiaries under federal and state law as set forth below:

            (i) The Board and the chief executive officer of the Company shall have the duty to inform the Trustee in writing of the Company's or any Subsidiary's Insolvency. If a person claiming to be a creditor of the Company or any Subsidiary alleges in writing to the Trustee that the Company or any Subsidiary has become Insolvent, the Trustee shall determine whether the Company or any Subsidiary is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to the Insolvent Entity's Participants or their Beneficiaries. Prior to a Change in Control, the Trustee may conclusively rely on any determination it receives from the Board or the chief executive officer of the Company with respect to the Insolvency of the Company or any Subsidiary.

            (ii) Unless the Trustee has actual knowledge of the Company's or a Subsidiary's Insolvency, or has received notice from the Company, a Subsidiary, or a person claiming to be a creditor alleging that the Company or a Subsidiary is Insolvent, the Trustee shall have no duty to inquire whether the Company or any Subsidiary is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's or any Subsidiary's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's or any Subsidiary's solvency. In this regard, the Trustee may rely upon a letter from the Company's or a Subsidiary's auditors as to the Company's or any Subsidiary's financial status.

            (iii) If at any time the Trustee has determined that the Company or any Subsidiary is Insolvent, the Trustee shall discontinue payments to the Insolvent Entity's Participants or their Beneficiaries, and shall hold the portion of the assets of the Trust allocable to the Insolvent Entity for the benefit of the Insolvent Entity's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Participants or their Beneficiaries to pursue their rights as general creditors of the Insolvent Entity with respect to benefits due under the Plan or otherwise.

            (iv) The Trustee shall resume the payment of benefits to Participants or their Beneficiaries in accordance with this
                  Article 3 of this Trust Agreement only after the Trustee has determined that the alleged Insolvent Entity is not Insolvent (or is no longer Insolvent).

      (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to
            Section 3.8(b) hereof and subsequently resumes such

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

            payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants or their Beneficiaries under the terms of the Plan for the period of such discontinuance, without interest thereon to reflect delayed payment, less the aggregate amount of any payments made to Participants or their Beneficiaries by the Company or any Subsidiary in lieu of the payments provided for hereunder during any such period of discontinuance. Prior to a Change in Control, the Committee shall instruct the Trustee as to such amounts, and after a Change in Control, the Trustee shall determine such amounts in accordance with the terms and provisions of the Plan.

3.9 COSTS OF ADMINISTRATION. The Trustee is authorized to incur reasonable obligations in connection with the administration of the Trust, including attorneys' fees, Administrator fees, other administrative fees and appraisal fees. Such obligations shall be paid by the Company and the Subsidiaries. The Trustee is authorized to pay such amounts from the Trust Fund if the Company or the Subsidiaries fail to pay them within 60 days of presentation of a statement of the amounts due that is not contested by the Company in writing before the expiration of such 60-day period. If any amounts payable hereunder are contested by the Company, the parties hereto shall cooperate to determine whether such amount should be paid.

3.10 TRUSTEE COMPENSATION AND EXPENSES. The Trustee shall be entitled to reasonable compensation for its services as from time to time agreed upon between the Trustee and the Company. If the Trustee and the Company fail to agree upon a rate of compensation, or following a Change in Control, the Trustee shall be entitled to compensation at a rate equal to the rate charged by the Trustee for similar services rendered by it during the current fiscal year for other trusts similar to this Trust. The Trustee shall be entitled to reimbursement for expenses incurred by it in the performance of its duties as the Trustee, including reasonable fees for legal counsel. The Trustee's compensation and expenses shall be paid by the Company and the Subsidiaries. The Trustee is authorized to withdraw such amounts from the Trust Fund if the Company or the Subsidiaries fail to pay them within 60 days of presentation of a statement of the amounts due that is not contested by the Company in writing before the expiration of such 60-day period. If any amounts payable hereunder are contested by the Company, the parties hereto shall cooperate to determine whether such amount should be paid..

3.11 PROFESSIONAL ADVICE. The Company and the Subsidiaries specifically acknowledge that the Trustee and/or the Administrator may find it desirable or expedient to retain legal counsel (who may also be legal counsel for the Company generally) or other professional advisors to advise it in connection with the exercise of any duty under this Trust Agreement, including, but not limited to, any matter relating to or following a Change in Control or the Insolvency of the Company or any Subsidiary.

3.12 PAYMENT ON COURT ORDER. To the extent permitted by law, the Trustee is authorized to make any payments directed by court order in any action in which the Trustee has been named as a

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

      party. The Trustee is not obligated to defend actions in which the Trustee is named, but shall notify the Company or Committee of any such action and may tender defense of the action to the Company, Committee, Participant or Beneficiary whose interest is affected. The Trustee shall defend any action in which the Trustee is named, and for which the Company has refused to provide defense of the action, and any expenses incurred by the Trustee shall be paid by the Company and the Subsidiaries if required under Section 3.13. The Trustee is authorized to pay such amounts from the Trust Fund if the Company or the Subsidiaries fail to pay them within sixty (60) days of presentation of a statement of the amounts due that is not contested by the Company in writing before the expiration of such 60-day period. If any amounts payable hereunder are contested by the Company, the parties hereto shall cooperate to determine whether such amount should be paid.

3.13 PROTECTIVE PROVISIONS. Notwithstanding any other provision contained in this Trust Agreement to the contrary, the Trustee shall have no obligation to (i) determine the existence of any conversion, redemption, exchange, subscription or other right relating to any securities purchased of which notice was given prior to the purchase of such securities and shall have no obligation to exercise any such right unless the Trustee is advised in writing by the Committee both of the existence of the right and the desired exercise thereof within a reasonable time prior to the expiration of the right to exercise, or (ii) advance any funds to the Trust. Furthermore, the Trustee is not a party to the Plan.

3.14  INDEMNIFICATIONS.

      (a) The Company and the Subsidiaries shall indemnify and hold the Trustee harmless from and against all loss or liability (including expenses and reasonable attorneys' fees) to which it may be subject by reason of its execution of its duties under this Trust, or by reason of any acts taken in good faith in accordance with any directions, or acts omitted in good faith due to absence of directions, from the Company, the Committee or a Participant, except that the Trustee will not be so indemnified if such loss or liability is finally adjudged by a court of competent jurisdiction, or is determined by any other proceeding mutually agreeable to the Company and the Trustee, to have resulted from the Trustee's negligence or misconduct, or breach of its duties under this Trust Agreement. The indemnity described herein shall be provided by the Company and the Subsidiaries.

      (b) The Company and the Subsidiaries shall indemnify and hold the Administrator harmless from and against all loss or liability (including expenses and reasonable attorneys' fees) to which it may be subject by reason of its execution of its duties under this Trust, or by reason of any acts taken in good faith in accordance with any directions, or acts omitted in good faith due to absence of directions, from the Company, the Committee or a Participant, unless such loss or liability is due to the Administrator's negligence or

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

            misconduct. The indemnity described herein shall be provided by the Company and the Subsidiaries.

      (c) The Trustee shall indemnify and hold the Company, Subsidiaries and the Committee members harmless from and against all loss or liability (including expenses and reasonable attorneys' fees) to which they may be subject by reason of the Trustee's negligence or misconduct, or breach of its duties under this Trust Agreement, except that the Company, Subsidiaries and the Committee will not be so indemnified if such loss or liability is finally adjudged by a court of competent jurisdiction or is determined by any other proceeding mutually agreeable to the Trustee and the Company, to have resulted from the Company's negligence or misconduct, or breach of its duties under this Trust Agreement.

      (d) All releases and indemnities provided in this Trust Agreement shall survive the termination of this Trust Agreement.

                                    ARTICLE 4
                               INSURANCE CONTRACTS

4.1 TYPES OF CONTRACTS. To the extent that the Trustee is directed by the Committee prior to a Change in Control to invest part or all of the Trust Fund in insurance contracts, the type and amount thereof shall be specified by the Committee. The Trustee shall be under no duty to make inquiry as to the propriety of the type or amount so specified.

4.2 OWNERSHIP. Each insurance contract issued shall provide that the Trustee shall be the owner thereof with the power to exercise all rights, privileges, options and elections granted by or permitted under such contract or under the rules of the insurer. The exercise by the Trustee of any incidents of ownership under any contract shall, prior to a Change in Control, be subject to the direction of the Committee.

4.3 RESTRICTIONS ON TRUSTEE'S RIGHTS. The Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy. Despite the foregoing, the Trustee may (i) loan to the Company or any Subsidiary the proceeds of any borrowing against an insurance policy held in the Trust Fund or (ii) assign all, or any portion, of a policy to the Company or any Subsidiary if under other provisions of this Trust Agreement the Company or any Subsidiary is entitled to receive assets from the Trust.

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

                                    ARTICLE 5
                               TRUSTEE'S ACCOUNTS

5.1 RECORDS. The Trustee shall maintain accurate records and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. The Trustee shall separately account for the assets contributed by the Company and each of its Subsidiaries. Such records shall be available at all reasonable times for inspection by the Company and Subsidiaries or their authorized representative. The Trustee, at the direction of the Committee, shall submit to the Committee and to any insurer such valuations, reports or other information as the Committee may reasonably require and, in the absence of fraud or bad faith, the valuation of the Trust Fund by the Trustee shall be conclusive.

5.2   ANNUAL ACCOUNTING; FINAL ACCOUNTING.

      (a) Within 60 days following the end of each Plan Year and within 60 days after the removal or resignation of the Trustee or the termination of the Trust, the Trustee shall file with the Committee a written account setting forth a description of all properties purchased and sold, all receipts, disbursements and other transactions effected by it during the Plan Year or, in the case of removal, resignation or termination, since the close of the previous Plan Year, and listing the properties held in the Trust Fund as of the last day of the Plan Year or other period and indicating their values. Such values shall be either cost or market as directed by the Committee in accordance with the terms of the Plan.

      (b) The Committee may approve such account either by written notice of approval delivered to the Trustee or by its failure to express written objection to such account delivered to the Trustee within 60 days after the date of which such account was delivered to the Committee.

      (c) The approval by the Committee of an accounting shall be binding as to all matters embraced in such accounting on all parties to this Trust Agreement and on all Participants and Beneficiaries, to the same extent as if such accounting had been settled by a judgment or decree of a court of competent jurisdiction in which the Trustee, the Committee, the Company, the Subsidiaries and all persons having or claiming any interest in any Plan or the Trust Fund were made parties.

      (d) Despite the foregoing, nothing contained in this Trust Agreement shall deprive the Trustee of the right to have an accounting judicially settled, if the Trustee, in the Trustee's sole discretion, desires such a settlement.

5.3 VALUATION. The assets of the Trust Fund shall be valued at their respective fair market values on the date of valuation, as determined by the Trustee based upon such sources of information

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

      as it may deem reliable, including, but not limited to, stock market quotations, statistical valuation services, newspapers of general circulation, financial publications, advice from investment counselors, brokerage firms or insurance companies, or any combination of sources. Prior to a Change in Control, the Committee shall instruct the Trustee as to the value of assets for which market values are not readily obtainable by the Trustee. If the Committee fails to provide such values, the Trustee may take whatever action it deems reasonable, including employment of attorneys, appraisers, life insurance companies or other professionals, the expense of which shall be an expense of administration of the Trust Fund and payable by the Company and the Subsidiaries. The Trustee may rely upon information from the Company and the Subsidiaries, the Committee, appraisers or other sources and shall not incur any liability for an inaccurate valuation based in good faith upon such information.

5.4 DELEGATION OF DUTIES. The Company or the Committee, or both, may at any time employ the Trustee as their agent to perform any act, keep any records or accounts and make any computations that are required of the Company, any Subsidiary or the Committee by this Trust Agreement or the Plan. The Trustee may be compensated for such employment and such employment shall not be deemed to be contrary to the Trust. Nothing done by the Trustee as such agent shall change or increase its responsibility or liability as Trustee hereunder.

                                    ARTICLE 6
                        RESIGNATION OR REMOVAL OF TRUSTEE

6.1 RESIGNATION; REMOVAL. The Trustee may resign at any time by written notice to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustee agree otherwise. Prior to a Change in Control, the Trustee may be removed by the Company on 60 days notice or upon shorter notice when accepted by the Trustee. After a Change in Control, the Trustee may only be removed by the Ex-CEO on 60 days notice or upon shorter notice accepted by the Trustee.

6.2 SUCCESSOR TRUSTEE. If the Trustee resigns or is removed, a successor shall be appointed by the Company, in accordance with this Section, by the effective date of the resignation or removal under Section 6.1 above. The successor shall be a bank, trust company, or similar independent third party that is granted corporate trustee powers under state or federal law. After the occurrence of a Change in Control, a successor Trustee may not be appointed without the consent of the Ex-CEO. If no such appointment has been made by the effective date of the resignation or removal, the Trustee may appoint a successor trustee or may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

6.3 SETTLEMENT OF ACCOUNTS. Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee in cash and/or in kind as directed the Committee, or after a Change of Control, as determined by the Trustee in consultation with the successor trustee. The transfer shall be completed within 90 days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit. Upon the transfer of the assets, the successor Trustee shall succeed to all of the powers and duties given to the Trustee in this Trust Agreement. The resigning or removed Trustee shall render to the Committee an account in the form and manner and at the time prescribed in Section 5.2. The approval of such accounting and discharge of the Trustee shall be as provided in such Section.

                                    ARTICLE 7
                    CONTROVERSIES, LEGAL ACTIONS AND COUNSEL

7.1 CONTROVERSY. If any controversy arises with respect to the Trust, the Trustee shall take action as directed by the Committee or, in the absence of such direction or after a Change in Control, as it deems advisable, whether by legal proceedings, compromise or otherwise. The Trustee may retain the funds or property involved without liability pending settlement of the controversy. The Trustee shall be under no obligation to take any legal action of whatever nature unless there shall be sufficient property in the Trust to indemnify the Trustee with respect to any expenses or losses to which it may be subjected.

7.2 JOINDER OF PARTIES. In any action or other judicial proceedings affecting the Trust, it shall be necessary to join as parties the Trustee, the Committee, the Company and the Subsidiaries. No Participant or other person shall be entitled to any notice or service of process. Any judgment entered in such a proceeding or action shall be binding on all persons claiming under the Trust. Nothing in this Trust Agreement shall be construed as to deprive a Participant or Beneficiary of his or her right to seek adjudication of his or her rights by administrative process or by a court of competent jurisdiction.

                                    ARTICLE 8
                                    INSURERS

8.1 INSURER NOT A PARTY. No insurer shall be deemed to be a party to the Trust and an insurer's obligations shall be measured and determined solely by the terms of contracts and other agreements executed by it.

8.2 AUTHORITY OF TRUSTEE. An insurer shall accept the signature of the Trustee to any documents or papers executed in connection with such contracts. The signature of the Trustee shall be conclusive proof to the insurer that the person on whose life an application is being made is

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

      eligible to have a contract issued on his or her life and is eligible for a contract of the type and amount requested.

8.3 CONTRACT OWNERSHIP. An insurer shall deal with the Trustee as the sole and absolute owner of any insurance contracts and shall have no obligation to inquire whether any action or failure to act on the part of the Trustee is in accordance with or authorized by the terms of the Plan or this Trust Agreement.

8.4 LIMITATION OF LIABILITY. An insurer shall be fully discharged from any and all liability for any action taken or any amount paid in accordance with the direction of the Trustee and shall have no obligation to see to the proper application of the amounts so paid. An insurer shall have no liability for the operation of the Trust or the Plan, whether or not in accordance with their terms and provisions.

8.5 CHANGE OF TRUSTEE. An insurer shall be fully discharged from any and all liability for dealing with a party or parties indicated on its records to be the Trustee until such time as it shall receive at its home office written notice of the appointment and qualification of a successor Trustee.

                                    ARTICLE 9
                            AMENDMENT AND TERMINATION

9.1 AMENDMENT. Subject to the limitations set forth in this Section 9.1, this Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section 1.3 above.

      (a) Writing and Consent. Any amendment to this Trust Agreement shall be set forth in writing and signed by the Company and the Trustee. Any amendment may be current, retroactive or prospective, in each case as provided therein.

      (b) The Company and Trustee. In connection with the exercise of the rights under this Section 9.1(b):

            (i) prior to a Change in Control, the Trustee shall have no responsibility to determine whether any proposed amendment complies with the terms and conditions of the Plan and may conclusively rely on the directions of the Committee with respect thereto, unless the Trustee has knowledge of a proposed transaction or transactions that would result in a Change in Control; and

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            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

            (ii) after a Change in Control, the power of the Company to amend this Trust Agreement shall cease, and the power to amend that was previously held by the Company shall, instead, be exercised by the Ex-CEO, with the consent of the Trustee.

      (c) Taxation. This Trust Agreement shall not be amended, altered, changed or modified in a manner that would cause the Participants and/or Beneficiaries under any Plan to be taxed on the benefits under any Plan in a year other than the year of actual receipt of benefits.

9.2   FINAL TERMINATION. The Trust shall not terminate until the date on which
      (a) Participants and their Beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan and all of the expenses of the Trust have been paid, or (b) the Company obtains written approval of all Participants and Beneficiaries with benefits accrued under the Plan at such time to terminate the Trust. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company and the Subsidiaries. Such remaining assets shall be paid by the Trustee to the Company and the Subsidiaries in such amounts and in the manner instructed by the Company, whereupon the Trustee shall be released and discharged from all obligations hereunder. From and after the date of termination and until final distribution of the Trust Fund, the Trustee shall continue to have all of the powers provided herein as are necessary or expedient for the orderly liquidation and distribution of the Trust Fund.

                                   ARTICLE 10
                                  MISCELLANEOUS

10.1 DIRECTIONS FOLLOWING CHANGE IN CONTROL. Despite any other provision of this Trust Agreement that may be construed to the contrary, following a Change in Control, all powers of the Committee, the Company and the Board to direct the Trustee under this Trust Agreement shall terminate, and the Trustee shall act on its own discretion to carry out the terms of this Trust Agreement in accordance with the Plan and this Trust Agreement.

10.2 TAXES. The Company and the Subsidiaries shall from time to time pay taxes of any and all kinds whatsoever that at any time are lawfully levied or assessed upon or become payable in respect of the Trust Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent that any taxes lawfully levied or assessed upon the Trust Fund are not paid by the Company and the Subsidiaries, the Trustee shall have the power to pay such taxes out of the Trust Fund and shall seek reimbursement from the Company and the Subsidiaries. Prior to making any payment, the Trustee may require such releases or other documents from any lawful taxing authority as it shall deem necessary. The Trustee shall contest the validity of taxes in any manner deemed appropriate by the Company or its counsel, but at the Company's and the Subsidiaries' expense, and only if it has received an indemnity

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[CALLAWAY GOLF LOGO]

            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

      bond or other security satisfactory to it to pay any such expenses. Prior to a Change in Control, the Trustee (i) shall not be liable for any nonpayment of tax when it distributes an interest hereunder on directions from the Committee, and (ii) shall have no obligation to prepare or file any tax return on behalf of the Trust Fund, any such return being the sole responsibility of the Committee. The Trustee shall cooperate with the Committee in connection with the preparation and filing of any such return. After a Change in Control, the Trustee shall have such duties and obligations.

10.3 THIRD PERSONS. All persons dealing with the Trustee are released from inquiring into the decisions or authority of the Trustee and from seeing to the application of any moneys, securities or other property paid or delivered to the Trustee.

10.4 NONASSIGNABILITY; NONALIENATION. Benefits payable to Participants and their Beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

10.5 THE PLAN. The Trust and the Plan are parts of a single, integrated employee benefit plan system and shall be construed together. In the event of any conflict between the terms of this Trust Agreement and the agreements that constitute the Plan, such conflict shall be resolved in favor of this Trust Agreement.

10.6 APPLICABLE LAW. Except to the extent, if any, preempted by ERISA, this Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of California. Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

10.7 NOTICES AND DIRECTIONS. Whenever a notice or direction is given by the Committee to the Trustee, it shall be in the form required by Section 2.1. Actions by the Company shall be by the Board or a duly authorized officer, with such actions certified to the Trustee by an appropriately certified copy of the action taken. The Trustee shall be protected in acting upon any such notice, resolution, order, certificate or other communication believed by it to be genuine and to have been signed by the proper party or parties.

10.8 SUCCESSORS AND ASSIGNS. This Trust Agreement shall be binding upon and inure to the benefit of the Company, the Subsidiaries and the Trustee and their respective successors and assigns.

10.9 GENDER AND NUMBER. Words used in the masculine shall apply to the feminine where applicable, and when the context requires, the plural shall be read as the singular and the singular as the plural.

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

[CALLAWAY GOLF LOGO]

            Trust Agreement for the
            Callaway Golf Company Executive Deferred Compensation Plan

10.10 HEADINGS. Headings in this Trust Agreement are inserted for convenience of reference only and any conflict between such headings and the text shall be resolved in favor of the text.

10.11 COUNTERPARTS. This Trust Agreement may be executed in an original and any number of counterparts, each of which shall be deemed to be an original of one and the same instrument.

10.12 BENEFICIAL INTEREST. The Company and the Subsidiaries are the true beneficiaries hereunder in that the payment of benefits, directly or indirectly to or for a Participant or Beneficiary by the Trustee, is in satisfaction of the Company's and the Subsidiaries' liability therefore under the Plan. Nothing in this Trust Agreement shall establish any beneficial interest in any person other than the Company and the Subsidiaries.

10.13 THE TRUST AND PLAN. This Trust, the Plan and each Participant's Plan Agreement are part of and constitute a single, integrated employee benefit plan and trust, shall be construed together as the entire agreement between the Company, the Trustee, the Participants and the Beneficiaries with regard to the subject matter thereof, and shall supersede all previous negotiations, agreements and commitments with respect thereto.

10.14 EFFECTIVE DATE. The effective date of this Trust Agreement shall be May 6, 2002.

            IN WITNESS WHEREOF the Company and the Trustee have signed this Trust Agreement as of the date first written above.

TRUSTEE:                                       THE COMPANY:

U. S. Trust Company, N. A.                     Callaway Golf Company
                                               a Delaware corporation,

By:  /s/ Dennis M. Kunisaki                     /s/ Bradley J. Holiday
    ----------------------------------         ---------------------------------
                                               BRADLEY J. HOLIDAY
Its:  Senior Vice President                    Executive Vice President and
                                               Chief Financial Officer

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